UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019 (April 19, 2019)

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2019, the Board of Directors (the “Board”) of GameStop Corp. (the “Company”), based on the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Raul Fernandez, age 52, and Lizabeth Dunn, age 45, to serve as directors of the Company with terms expiring at the 2019 annual meeting of stockholders or until their successors are elected and qualified. Mr. Fernandez has been appointed as a member of the Audit Committee and Ms.Dunn has been appointed as a member of the Nominating and Corporate Governance Committee and the Compensation Committee. The Board determined that Mr. Fernandez and Ms. Dunn qualify as independent directors under the New York Stock Exchange listing standards and the applicable requirements of the Securities and Exchange Commission.

Mr. Fernandez serves as Vice Chairman and Owner of Monumental Sports & Entertainment, a private partnership that co-owns the NBA’s Washington Wizards, the NHL’s 2018 Stanley Cup Champion Washington Capitals, the WNBA’s Washington Mystics, Team Liquid eSports and Wizards District Gaming NBA 2K, as well as co-owns and operates Capital One Arena in Washington, DC. He also serves as Special Advisor and Limited Partner to General Atlantic Partners, a growth equity firm. Mr. Fernandez previously served in several leadership roles at various technology companies, including as Chairman and CEO for ObjectVideo, a leading developer of intelligent video surveillance software. Mr. Fernandez served as a director for Kate Spade & Co. from 2000 through 2017. He holds a bachelor’s degree in economics from the University of Maryland.

Ms. Dunn is the Founder and CEO of Pro4ma Inc, an information technology services consulting firm that provides cloud-based data forecasting and predictive analytics tools to retailers. She also is the Founder and CEO of Talmage Advisers, a retail and branded consumer products consulting firm that provides a full range of services across brand strategy, pricing analysis, financial benchmarking and transactional due diligence. Prior to founding these firms, Ms. Dunn served in various consulting and financial analyst roles for leading financial firms and retail organizations, including Macquarie Group, FBR, Thomas Weisel, Prudential Equity Group, Bear Sterns, Gap Inc. and Liz Claiborne. She holds a bachelor’s degree in economics from Spelman College.

Mr. Fernandez and Ms. Dunn will receive compensation for their service as non-employee directors of the Board in accordance with the Company's non-employee director compensation package, as described in the Company's definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on May 16, 2018.

The appointments of each of Mr. Fernandez and Ms. Dunn were made pursuant to the Cooperation Agreement entered into on March 29, 2019 by the Company with Permit Capital Enterprise Fund, L.P., Permit Capital, LLC, Permit Capital GP, L.P. and John C. Broderick (together, “Permit Enterprise”) and Hestia Capital Partners LP, Hestia Capital Management, LLC and Kurtis J. Wolf (together “Hestia Capital” and Hestia Capital and Permit Enterprise, together, the “Investor Group”).  A copy of the Cooperation Agreement is attached as an exhibit to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 1, 2019 (“April 8-K”).

Pursuant to the Cooperation Agreement, the Company agreed to appoint a new independent director (the “Investor Nominee”) from among a group of candidates identified by the Investor Group to the Board within 30 days of the date of the Cooperation Agreement, and Ms. Dunn is the Investor Nominee and she joins the Nominating and Corporate Governance Committee and the Compensation Committee of the Board in accordance with the Cooperation Agreement.  In the Cooperation Agreement, the Company also agreed to nominate an additional independent director (the “Company Nominee”) selected by the Board, and Mr. Fernandez is the Company Nominee.  The Company has agreed to nominate each of the Investor Nominee and Company Nominee for election as a director of the Company at the 2019 Annual Meeting.

The foregoing description of the Cooperation Agreement is qualified by the disclosure in Item 1.01 of the April 8-K and such disclosure in Item 1.01 of the April 8-K is incorporated herein by reference and the descriptions of the Cooperation Agreement herein and in Item 1.01 of the April 8-K are qualified by the full text of such agreement, which is incorporated herein by reference to Exhibit 10.1 of the April 8-K. There are no transactions between the Company and Mr. Fernandez or Ms. Dunn or their immediate family members that require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.
On April 24, 2019, the Company issued a press release announcing the appointment of Mr. Fernandez and Ms. Dunn to the Board. The text of the press release is furnished herewith as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Additional Information and Where to Find It
This filing may be deemed to be solicitation material in respect of the matters to be considered at the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”). In connection with the 2019 Annual Meeting, the Company plans to file with the Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2019 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2019 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov or the Company’s website at http://investor.GameStop.com.

Participants in the Solicitation
The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2019 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the Company’s 2019 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement in connection with the Company’s 2019 Annual Meeting when filed with the SEC on Schedule 14A and the Company’s and such persons’ other filings with the SEC.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release issued by GameStop Corp., dated April 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: April 24, 2019	By:	/s/ ROBERT A. LLOYD
Name: Robert A. Lloyd Title: Chief Operating Officer and Chief Financial Officer